Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Axe Compute Inc. (the “Company”) for the quarter ended June 30, 2026 as filed with the Securities and Exchange Commission (the “Report”), I, Christopher Miglino, Chief Executive Officer (Principal Executive Officer) and, I, Jeremy Yaukey-Witter, Chief Financial Officer (Principal Financial Officer) of the Company, hereby certify as of the date hereof, solely for purposes of § 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: August 14, 2026	/s/ Christopher Miglino
Christopher Miglino
Chief Executive Officer (Principal Executive Officer)

Date: August 14, 2026	/s/ Jeremy Yaukey-Witter
Jeremy Yaukey-Witter
Chief Financial Officer (Principal Financial Officer)